                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
            SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.          )


Filed by the registrant    /X/                    Confidential, for Use of the
Filed by a party other than the registrant        Commission Only (as permitted
Check the appropriate box:                        by Rule 14a-6(e)(2)
 Preliminary proxy statement       / /
 Definitive proxy statement        /X/
 Definitive additional materials   / /
 Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                          The Spectranetics Corporation
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 (1) Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

 (2) Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

-------------------------------------------------------------------------------

 (4) Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

 (5) Total fee paid:

-------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1) Amount previously paid:

-------------------------------------------------------------------------------

 (2) Form, schedule or registration statement no.:

-------------------------------------------------------------------------------

 (3) Filing party:

-------------------------------------------------------------------------------

 (4) Date filed:

-------------------------------------------------------------------------------

-------------
1. Set forth the amount on which the filing fee is calculated and state how it was determined.

                       THE SPECTRANETICS CORPORATION
                             96 TALAMINE COURT
                         COLORADO SPRINGS, CO 80907
                               (719) 633-8333

                       _____________________________


                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                JUNE 9, 1997

    The Annual Meeting of the Shareholders of THE SPECTRANETICS CORPORATION will be held at the Colorado Springs Marriott, 5580 Tech Center Drive, Colorado Springs, Colorado, on June 9, 1997 at 10:00 a.m. for the following purposes:

    1. To elect two (2) members of the Board of Directors to serve three-year terms until the 2000 Annual Meeting of Shareholders, or until successors are elected and have been duly qualified.

    2.   To approve the Company's 1997 Equity Participation Plan.

    3. To ratify the appointment of KPMG Peat Marwick LLP as independent auditors for the current fiscal year.

    4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

    Only shareholders of record as of the close of business on April 21, 1997, the record date, will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

    WE HOPE YOU WILL BE ABLE TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       James P. McCluskey
                                       Secretary/Treasurer


Colorado Springs, Colorado
April 30, 1997

                                        [LOGO]

                       THE SPECTRANETICS CORPORATION
                             96 TALAMINE COURT
                         COLORADO SPRINGS, CO 80907
                               (719) 633-8333

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 9, 1997


                              PROXY STATEMENT

                          _______________________


                          SOLICITATION OF PROXIES

    This Proxy Statement is furnished to shareholders in connection with the Solicitation of Proxies by the Board of Directors of THE SPECTRANETICS CORPORATION (the "Company" or "SPNC") for use at the Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Colorado Springs Marriott, 5830 Tech Center Drive, Colorado Springs, Colorado, on June 9, 1997, at 10:00 a.m. and at any adjournments or postponements thereof.
This Proxy Statement and Proxy are being mailed to Shareholders on or about May 9, 1997.

     The cost of soliciting Proxies is being borne by the Company. In addition to the mailings, the Company's officers, directors and other regular employees, without additional compensation, may solicit Proxies by telephone or by oral communication or by other appropriate means.

    If the enclosed Proxy is properly executed, returned and unrevoked, the shares represented thereby will be voted in the manner specified. If no specification is made in an executed Proxy received by the Company, then the Proxy shall be voted FOR (i) the election of the two (2) nominees to the Board of Directors listed herein; (ii) approval of the Company's 1997 Equity Participation Plan; and (iii) ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent auditors. A Proxy may be revoked by a shareholder at any time prior to the exercise thereof by written notice to the Secretary of the Company, by submission of another Proxy bearing a later date, or by attending the Meeting and voting in person.

    Discretionary authority is provided in the Proxy as to matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Meeting. However, if any such matters properly come before the Meeting, the Proxy holder or holders are fully authorized to vote thereon in accordance with the Proxy holder's or holders' judgment and discretion.

                     RECORD DATE AND VOTING SECURITIES

    Only holders of record of the Company's $.001 par value common stock ("Common Stock") outstanding as of the close of business on April 21, 1997, will be entitled to notice of and to vote on matters presented at the Meeting or any adjournment or postponement thereof. On April 21, 1997, there were outstanding 18,592,677 shares of Common Stock, which constituted all the outstanding voting securities of the Company. Each share of Common Stock will be entitled to one vote on all matters presented at the Meeting, and there is no cumulative voting. In order to constitute a quorum for the conduct of business at the Meeting, a majority of the outstanding shares of Common Stock entitled to vote at the Meeting must be represented at the Meeting. Shares represented by Proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as to the number of shares of Common Stock of SPNC beneficially owned as of February 28, 1997, by
(i) each person who is known to SPNC to be the beneficial owner of more than 5% of the Common Stock of SPNC; (ii) each of SPNC's Directors; (iii) the Named Executive Officers (as defined on page 6 hereof); and (iv) all of the current executive officers and Directors of SPNC as a group. Except as otherwise indicated, SPNC believes that the beneficial owners of the Common Stock listed below, based solely on information furnished by such holders, have sole voting and dispositive power with respect to such shares, subject to community property laws, where applicable. "Percent Beneficially Owned" is based on shares of Common Stock outstanding on February 28, 1997.

==============================================================================
                                                  SHARES BENEFICIALLY OWNED
                                                 ---------------------------
                                                                PERCENTAGE
                                                 NUMBER OF      BENEFICIALLY
              NAME AND ADDRESS                     SHARES          OWNED
------------------------------------------------------------------------------
     5% OWNERS
     Nazem & Company II, L.P.                      826,490          4.4%
     Nazem & Associates II, L.P. (1)               826,490          4.4%
     Nazem & Company III, L.P.                     407,133          2.2%
     Nazem & Associates III, L.P. (2)              407,133          2.2%
     Fred Nazem (3)                              1,244,987          6.7%
     Paul Dali (4)                                 407,133          2.2%
     As a group:                                 1,244,987          6.7%
       645 Madison Avenue, 12th Floor
       New York, NY  10022

     Perkins Capital Management, Inc. (5)        1,403,450          7.5%
       730 East Lake Street
       Wayzata, MN 55391-1769

     DIRECTORS AND NAMED EXECUTIVE OFFICERS (6)
     Gary R. Bang (7)                               32,200           *
     Cornelius C. Bond, Jr. (8)                     57,908           *
     E. Wyatt Cannady (9)                          193,750          1.0%
     Emile J. Geisenheimer (10)                    103,364           *
     Joseph A. Largey (11)                          25,000           *
     James A. Lent (12)                             25,000           *
     Joseph M. Ruggio, M.D.                              0           *
     John G. Schulte                                     0           *
     James P. McCluskey (13)                        74,936           *

     All current executive officers and
     Directors as a group (13 persons) (14)        797,157          4.1%

     ----------------------
     * less than 1%

==============================================================================

(1) Includes 826,490 shares held by Nazem & Company II, L.P. ("Nazem II"), of which Nazem & Associates II, L.P. ("NA II") is the general partner.

(2) Includes 407,133 shares held by Nazem & Company III, L.P. ("Nazem III"), of which Nazem & Associates III, L.P. ("NA III") is the general partner.
(3) Includes 826,490 shares beneficially owned by NA II, of which Mr. Nazem is the managing general partner, and 407,133 shares held by NA III, of which Mr. Nazem is the managing general partner. Mr. Nazem disclaims beneficial ownership of the shares beneficially owned by NA II and NA III other than to the extent of his partnership interest.
(4) Includes 407,133 shares held by NA III, of which Mr. Dali is a general partner. Mr. Dali disclaims beneficial ownership of these shares except to the extent of his partnership interest.
(5) Based on a Schedule 13G filed by Perkins Capital Management, Inc. ("Perkins"). Perkins has sole voting power with respect to 548,500 shares and sole dispositive power with respect to 1,403,450 shares.
(6) The address of each of the Directors listed herein is c/o The Spectranetics Corporation, 96 Talamine Court, Colorado Springs, CO 80907.
(7) Includes options for 25,000 shares which are exercisable within 60 days of February 28, 1997.
(8) Includes options for 40,224 shares which are exercisable within 60 days of February 28, 1997.
(9) Includes options for 193,750 shares which are exercisable within 60 days of February 28, 1997.
(10) Includes options for 93,000 shares which are exercisable within 60 days of February 28, 1997.
(11) Includes options for 25,000 shares which are exercisable within 60 days of February 28, 1997.
(12) Includes options for 25,000 shares which are exercisable within 60 days of February 28, 1997.
(13) Includes 74,936 shares which are exercisable within 60 days of February 28, 1997.
(14) Includes 720,150 shares which are exercisable within 60 days of February 28, 1997.

                             BOARD OF DIRECTORS

     The following table lists the members of the Board of Directors of SPNC, their ages, their positions and offices with the Company, the year first elected as a director, and the expiration of their current term.

                                                                 DIRECTOR       TERM
       NAME             AGE       POSITIONS WITH THE COMPANY       SINCE      EXPIRES
--------------------------------------------------------------------------------------
Joseph A. Largey(1)      50       President, Chief Executive       1997         1997
                                  Officer and Director
E. Wyatt Cannady(2)      58       Director                         1994         1997
Gary R. Bang             50       Director                         1995         1998
Cornelius C. Bond, Jr.   62       Director                         1994         1998
Emile J. Geisenheimer    49       Chairman of the Board of         1990         1999
                                  Directors
James A. Lent(1)         54       Director                         1995         1997
Joseph M. Ruggio, M.D.   42       Director                         1997         1998
John G. Schulte          48       Director                         1996         1999

-------------------------
(1) Recommended for re-election to the Board for a three-year term.
(2) Mr. Cannady is not seeking re-election to the Board.

    The Board of Directors is divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. At each annual meeting only directors of the class whose term is expiring will be voted upon, and upon election each such director will serve a three-year term. The Board of Directors may determine from time to time the size of the Board of Directors, but in no event can it determine to have a Board consisting of not less than four nor more than eight directors. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as near equal as possible, and any additional directors of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director will hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and qualified, subject, however, to prior death, resignation, retirement, disqualification or removal from office.

    The Company is not aware of any family relationships among any of the directors and executive officers of the Company. All non-employee directors of the Company are reimbursed for expenses incurred for attendance at meetings of the Board of Directors and any Board committee.


                           DIRECTORS COMPENSATION

    Currently, non-employee Directors are eligible to participate in the Company's Stock Option Plan For Outside Directors ("Director Plan"). Beginning on June 12, 1995, all non-employee Directors were granted a non-qualified stock option to purchase 75,000 shares of Common Stock to be vested equally over a three-year term. Any newly elected non-employee Director will be granted a non-qualified stock option to purchase 75,000 shares of Common Stock upon appointment to the Board. Every third year anniversary of the initial grant under this Director Plan, for so long as each non-employee Director remains on the Board, a non-qualified stock option to purchase 75,000 shares, which vest equally over a three-year period. The exercise price is equal to the closing price of the stock as traded on the Nasdaq National Market on the date of grant.

    In addition, in April 1997, the Board approved the Company's 1997 Equity Participation Plan (the "Plan") which, upon approval by the Company's shareholders at the Meeting, would replace the Director Plan with respect to any future option grants to non-employee Directors. The Plan provides that any newly elected non-employee Director will be granted a non-qualified stock option to purchase 75,000 shares of Common Stock at the then fair market value, which vests equally over a three-year period. On every third anniversary of each grant, for so long as each non-employee Director remains on the Board, he or she will receive an option to purchase 75,000 shares of Common Stock at the then fair market value, which vests equally over three years. For more information on the Plan and Board compensation, see "PROPOSAL 2 - APPROVAL OF THE 1997 EQUITY PARTICIPATION PLAN."

    Non-employee Directors receive $2,500 for each Board meeting attended in person and $1,000 for meetings attended by telephone. Board members are reimbursed for expenses associated with their attendance at Board meetings. Board members also receive $2,500 per day when serving as a consultant to the Company. The Chairman of the Board receives a retainer of $10,000 per month for consulting services rendered to the Company.

                       BOARD COMMITTEES AND MEETINGS

    In 1996, the Board of Directors met eight times and executed two unanimous written consents. No Director attended fewer than 75% of the Board meetings. The Company has established an Audit Committee comprised of Messrs. Bond, Lent and Schulte who met one time in 1996 to review the services rendered by independent auditors and to analyze accounting procedures of the Company. Mr. Schulte joined the Audit Committee in August 1996. The Board has established a Compensation Committee, consisting of Messrs. Lent, Bond and Bang, which met five times in 1996 to review and approve the Company's compensation and benefit plans. The Compensation Committee also approves stock option grants to Company employees. Mr. Lent joined the Compensation Committee in June 1996.

                      BUSINESS EXPERIENCE OF DIRECTORS

    Joseph A. Largey joined SPNC in March 1997 as President, Chief Executive Officer and a Director. Prior to joining SPNC, he served as executive vice president for the International Division of Picker International, Inc., a subsidiary of G.E.C. plc. since November 1985.

    Gary R. Bang has served as a Director of SPNC since November 1995. Since May 1993, he has been the president, chief executive officer and a director of Target Therapeutics, Inc., a medical device company specializing in the treatment of vascular diseases of the brain. From 1973 to April 1993, Mr. Bang served as president of the Pharmaseal Surgical Division of Baxter International. He is a director of CaRDiMa, a company focused on the diagnosis and treatment of electrophysiological disorders.

    Cornelius C. Bond, Jr. has served as a Director of SPNC since June 1994.
He served as a member of the Board of Directors for Advanced Interventional Systems, Inc. (LAIS) from 1986 until June 1994 when LAIS merged into SPNC. Mr. Bond has been a general partner of NEA Partners III, Limited Partnership, a venture capital firm, since 1981, and is a director of several privately-held companies.

    E. Wyatt Cannady has served as a Director of SPNC since July 1994 and, from August 1994 to February 1997, served as President and Chief Executive Officer of SPNC. In February 1997, Mr. Cannady left his officer position with SPNC and joined Ion Laser Technology, Inc. as president and chief executive officer. Prior to joining SPNC, from January 1992 to June 1994, he served as president and chief executive officer of Loredan Biomedical, Inc., which develops and manufactures rehabilitation and fitness systems. Prior to 1992, Mr. Cannady served as senior consultant and chief executive officer to several start-up companies with technology ranging from imaging, instrumentation, monitoring and disposables in the healthcare industry.

    Emile J. Geisenheimer has served as a Director of SPNC since April 1990 and was appointed Chairman of the Board in June 1996. He has served as president of Madison Investment Partners, Inc., a private equity investment firm, since January 1995. Prior to forming Madison Investment Partners, he was general partner of Nazem and Company, a venture capital management firm, from November 1989 to January 1995.

    James A. Lent has served as a Director of SPNC since November 1995. Since May 1995, Mr. Lent has served as chairman and chief executive officer of DePuy, Inc., an orthopedic supply company, which is a wholly-owned subsidiary of Corange Ltd. He served as president and chief executive officer of DePuy, Inc. from January 1985 to May 1995.

    John G. Schulte has served as a Director of SPNC since August 1996. In December 1996, Mr. Schulte was appointed senior vice president and general manager of the International and Peripheral Division of Target Therapeutics, Inc., a medical device company specializing in the treatment of vascular diseases of the brain. Prior to joining Target Therapeutics, Inc., he served as president since November 1993 of the U.S. Cardiology Division of C. R. Bard, Inc., a medical device company specializing in invasive diagnostic cardiology. From January 1993 to November 1993, Mr. Schulte served as president of Bard Electrophysiology Division of C. R. Bard, Inc., and from January 1992 to January 1993, he served as president of Bard MedSystems Division of C. R. Bard, Inc.

    Joseph M. Ruggio, M.D. has served as a Director of SPNC since February 1997. Since June 1994, Dr. Ruggio has served as president and chief executive officer of Pacific Cardiovascular Associates Medical Group, Inc., a large cardiovascular professional corporation. He also serves as president and chief executive officer of Via Vitae, a cardiovascular disease management company, which was founded in February 1996 and serves as president and chief executive officer of UltiMed, Inc., a cardiovascular medical services organization, which was founded in July 1995. From August 1985 to December 1995, Dr. Ruggio served as Chairman of the Department of Cardiology and Director of Invasive Interventional Cardiology for FHP, Inc.

                              EXECUTIVE OFFICERS

    The current executive officers of the Company are as follows:

         NAME                     AGE               OFFICE
-------------------------------------------------------------------------------
Joseph A. Largey                  50   President and Chief Executive Officer

Adrian E. Elfe                    52   Vice President of Quality
                                         Assurance/Regulatory Affairs

Henk Kos                          52   Vice President of Marketing and Sales

Lawrence E. Martel, Jr.           46   Vice President of Operations

James P. McCluskey                43   Vice President of Finance, Chief
                                         Financial Officer,
                                         Secretary and Treasurer

Christopher J. Reiser             42   Vice President of Engineering

    Each executive officer of the Company serves at the discretion of the Board of Directors. The Company is not aware of any family relationships among any of the directors and executive officers of the Company. Biographical information regarding Mr. Largey is set forth under the heading "BUSINESS EXPERIENCE OF DIRECTORS."

    Adrian E. Elfe was appointed Vice President of Quality Assurance and Regulatory Affairs in November 1996. He served as Director of Quality Assurance and Regulatory Compliance since first employed by SPNC in April 1990. Prior to joining SPNC, Mr. Elfe directed quality system planning and implementation for nine different companies.

    Henk Kos was appointed as Vice President of Marketing and Sales in February 1997. Prior to that time, Mr. Kos served as the General Manager of Spectranetics International, B.V. in the Netherlands since first employed by SPNC in January 1993. Prior to joining SPNC, Mr. Kos was an independent consultant.

    Lawrence E. Martel, Jr. was appointed Vice President of Operations of SPNC in August 1994 and served as director of operations since first employed by SPNC in January 1993. Prior to that time, he served nine years as vice president of operations with Mountain Medical Equipment, Inc., a manufacturer of respiratory medical devices for use in the home health care and health institutional markets.

    James P. McCluskey was appointed Chief Financial Officer of SPNC in June 1995. He was appointed Secretary and Treasurer of SPNC in June 1994. In August 1994, he was named Vice President of Finance of SPNC. From January 1992 to August 1994, he served as corporate controller for SPNC. He joined SPNC in January 1991 as the financial reporting manager.

    Christopher J. Reiser, Ph.D was appointed Vice President of Engineering in November 1997. Prior to that time, he served as Director of Engineering of SPNC since December 1993. Dr. Reiser joined SPNC in December 1992 as Manager of Laser Product Development. From January 1989 to October 1992, he served as director of technology at Cymer Laser Technologies, a manufacturer of excimer laser systems for the semiconductor industry.

                             EXECUTIVE COMPENSATION

    The following table sets forth the annual and long-term compensation paid by SPNC for the fiscal years ended December 31, 1996, 1995 and 1994 to those persons who were either (i) the Chief Executive Officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers who were serving as executive officers on December 31, 1996, whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers"):

                              SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                            ANNUAL COMPENSATION              AWARDS
                                    -------------------------------------  ------------
                                                             OTHER ANNUAL
NAME AND PRINCIPAL POSITION  YEAR   SALARY ($)   BONUS ($)   COMPENSATION  OPTIONS (#)
--------------------------------------------------------------------------------------
E. Wyatt Cannady (1)         1996    $175,000    $17,775 (3)     ----          ----
President and Chief          1995     175,000       ----         ----       100,000
Executive Officer            1994      87,500     39,375 (2)     ----       200,000

James P. McCluskey           1996      94,569     12,725 (3)     ----        25,000
Vice President, Finance      1995      87,885       ----         ----          ----
                             1994      77,069      5,000 (2)     ----        85,000

1  Mr. Cannady resigned as an officer of SPNC.

2  Incentive compensation bonus paid during 1995 for services rendered in 1994.

3  Incentive compensation bonus paid during 1997 for services rendered in 1996.

                           GRANTS OF STOCK OPTIONS

    The following table sets forth certain information with respect to individual grants of stock options to the Named Executive Officers during the year ended December 31, 1996.

                      OPTIONS GRANTED IN LAST FISCAL YEAR

                                                                        POTENTIAL REALIZABLE
                       INDIVIDUAL GRANTS                                  VALUE AT ASSUMED
----------------------------------------------------------------------          ANNUAL
                                     % OF TOTAL                         RATES OF STOCK PRICE
                                       OPTIONS    EXERCISE                APPRECIATION FOR
                                      GRANTED TO  OR BASE                  OPTION TERM (1)
                         OPTIONS     EMPLOYEES IN  PRICE    EXPIRATION  --------------------
      NAME              GRANTED (#)  FISCAL YEAR   ($/SH)      DATE      5% ($)    10% ($)
--------------------------------------------------------------------------------------------
E. Wyatt Cannady            ----        ----          ----       ----      ----      ----
James P. McCluskey (3)    25,000        5.85%      $4.9375    7/19/06    77,629   196,728

1 Gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only. Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on option exercises are dependent upon the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the date of this Proxy Statement other than the columns reflecting assumed rates of appreciation of 5% and 10%.

2 Options vest 25% as of July 19, 1997 and 6.25% each calendar quarter thereafter.

          STOCK OPTION EXERCISES AND FISCAL YEAR-END STOCK OPTION VALUE

    Set forth in the table below is information concerning the value of stock options held on December 31, 1996 by the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION VALUES

                      SHARES                       NUMBER OF             VALUE OF UNEXERCISED,
                     ACQUIRED                 UNEXERCISED OPTIONS       IN-THE-MONEY OPTIONS AT
                        ON       VALUE     HELD AT FISCAL YEAR END (#)   FISCAL YEAR END ($)(1)
                     EXERCISE   REALIZED   ------------------------------------------------------
     NAME               (#)       ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------------------------------------------------------------------------
E. Wyatt Cannady        ----      ----       168,749       131,251      $546,739      $419,636
James P. McCluskey    12,000    47,298        68,749        37,375      $204,618      $ 40,170

1 Amounts are based on the closing price of SPNC's stock, as reported on the Nasdaq National Market, at December 31, 1996 ($4.1875), minus the exercise price of the option, multiplied by the number of shares to which the option relates.

                        COMPENSATION COMMITTEE REPORT

    Decisions with regard to the compensation of SPNC's executive officers, including the Named Executive Officers, are generally made by a three-member Compensation Committee of the Board. Each member of the Committee is a non-employee Director. Decisions about awards under certain of SPNC's stock-based compensation plans are made by the Committee and reported to the Board. All other decisions by the Committee relating to compensation of SPNC's executive officers are reviewed by the Board. Generally, the Committee meets in January following the end of a particular fiscal year to consider prospective calendar-year salary adjustments, as well as to consider bonus compensation for above-average performance of executive officers during the prior calendar year. In addition, the Committee meets on an as-needed basis before Board meetings.

EXECUTIVE OFFICER COMPENSATION POLICIES

    The Committee's executive compensation policies are designed to provide competitive levels of compensation that integrate pay with SPNC's performance, recognize individual initiative and achievements, and assist SPNC in attracting and retaining qualified executives. The Committee relies in large part on independent compensation studies for the determination of competitive compensation.

    In order to implement these objectives, SPNC has developed a straightforward compensation approach. In general, SPNC compensates its executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses, and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental, stock purchase and 401-K, that are available generally to SPNC's employees.

BASE SALARY

    Base salary levels for SPNC's executive officers are set generally to be competitive and targeted at the median range in relation to the salary levels of executive officers in other companies within the medical device industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries in individual cases the Compensation Committee also takes into account individual experience and performance. In establishing the salary levels against the range of comparable companies, the Compensation Committee considered only salaries and did not consider the competitiveness of the total compensation package.

ANNUAL INCENTIVE COMPENSATION

    The Compensation Committee reviews and approves all bonus payments made to SPNC's executive officers. Payment of bonuses is determined by both corporate and individual performance criteria. In 1996 the bonuses for executive officers were based on meeting performance targets for revenue, net income and cash usage. These bonuses ranged from 22 percent to 37 percent for the executive officers and up to 50 percent for the president and chief executive officer.

LONG-TERM INCENTIVE COMPENSATION

    SPNC provides long-term incentive compensation through its stock option plan. The number of shares covered by any grant is generally determined by the position, the executive officer's salary at the time of grant, amounts granted in previous years, and the then current stock price. In special cases, however, grants may be made to reflect increased responsibilities or reward extraordinary performance.

COMPENSATION PAID TO THE CHIEF EXECUTIVE OFFICER

    Effective March 3, 1997, Joseph A. Largey was named President and Chief Executive Officer of the Company. The Board established Mr. Largey's compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in SPNC's industry. Mr. Largey's compensation package includes base salary, an annual bonus incentive program, an initial stock option grant plus additional grants annually to be issued on the anniverary date of his joining the Company. Mr. Largey also received a signing bonus and an additional stock option to compensate him for the loss of a bonus at his previous employer. The Company will pay for Mr. Largey's relocation to Colorado Springs, Colorado. In the event Mr. Largey is terminated by the Company without cause, he will be provided 12 months' severance compensation.

    Pursuant to the terms of the Employment Agreement dated July 5, 1994 between E. Wyatt Cannady and The Spectranetics Corporation, Mr. Cannady is employed for a three-year term at a base salary of $175,000 per year with an annual bonus of up to 50% of his annual salary based on achievement of goals established by the Board of Directors. An incentive compensation bonus was paid during 1997 for services rendered in 1996. SPNC granted Mr. Cannady a stock option to purchase 200,000 shares at date of hire with a vesting rate of 12.5% on January 21, 1995, 12.5% on July 21, 1995, 1/36th of 75% each subsequent calendar month thereafter, and 100% of any remaining shares not previously vested in the event of a sale of the Company. On January 5, 1995, an additional 100,000 shares were granted to Mr. Cannady with the vesting rate of 12.5% on July 5, 1995, 12.5% on January 5, 1996, 1/36th of 75% each subsequent calendar month thereafter, and 100% of any remaining shares not previously vested in the event of a sale of the Company. As 1997 compensation, Mr. Cannady will receive a salary totaling $87,500 through December 31, 1997, and his options will be fully vested as of July 5, 1997.

CERTAIN TAX CONSIDERATIONS

    During 1995, the Internal Revenue Code of 1986 (the "Code") was amended to include a provision which denies a deduction to any publicly-held corporation for compensation paid to any "covered employee" (defined as the Chief Executive Officer and the corporation's other four most highly compensated officers, as of the end of a taxable year) to the extent that the compensation exceeds $1 million in any taxable year of the corporation beginning after 1993. Compensation which is payable pursuant to written binding agreements entered into before February 18, 1993, and compensation which constitutes "performance-based compensation" is excludable in applying the $1 million limit. It is SPNC's policy to qualify compensation paid to its top executives, in a manner consistent with SPNC's compensation policies, for deductibility under the new law in order to maximize SPNC's income tax deductions.

                                                                 Gary R. Bang
                                                       Cornelius C. Bond, Jr.
                                                                James A. Lent

                        STOCK PRICE PERFORMANCE GRAPH

    The Stock Price Performance Graph set forth below compares the cumulative total shareholder return on SPNC Common Stock for the period from December 31, 1992, to December 31, 1996, with the cumulative total return on the Nasdaq Composite Index and a peer group index over the same period (assuming the investment of $100 in SPNC Common Stock, the Nasdaq Composite Index and the peer group index on December 31, 1992, and reinvestment of all dividends).


                                 [GRAPH]


NASDAQ         100.000   114.793   112.209   158.684   195.214
Peer Group     100.000    70.390    83.121    98.862    91.258
Spectranetis   100.000    22.454    15.675    34.753    58.786

The peer group selected by SPNC is as follows: InnerDyne Inc. (IDYN); Laserscope Inc. (LSCP); LaserSight Inc. (LASE); Merit Medical Systems Inc.
(MMSI); Quest Medical Inc. (QMED).

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers ("NASD"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based solely on its review of copies of such forms received by it with respect to fiscal 1996, or written representations from certain reporting persons, the Company believes that, other than Messrs. Elfe, Martel and McCluskey who were each late in filing Form 4s and Mr. Schulte who was late in filing a Form 3, all of its directors and executive officers and persons who own more than 10% of the Common Stock have complied with the reporting requirements of Section 16(a).

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

    The current number of members of the Board of Directors is eight (8). The terms of E. Wyatt Cannady, Joseph A. Largey and James A. Lent expire at this meeting. E. Wyatt Cannady will not seek re-election. The Board of Directors recommends that Joseph A. Largey and James A. Lent be re-elected for a three-year term to expire at the Company's Annual Meeting in 2000.

    The nominees have expressed their willingness to serve, but if because of circumstances not contemplated the nominees are not available for election, the Proxy holders named in the enclosed Proxy form intend to vote for such other person or persons as management may nominate. If Joseph A. Largey and James A. Lent are re-elected to serve on the Board of Directors, there would remain one (1) vacancy which may or may not be filled by the Board of Directors in the exercise of its discretion. Information with respect to each nominee is set forth in the section entitled "BUSINESS EXPERIENCE OF DIRECTORS."

VOTE AND RECOMMENDATION

    Directors will be elected by a favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the two nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Board.

    THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE TWO PERSONS NOMINATED AS DIRECTORS.

                  APPROVAL OF THE 1997 EQUITY PARTICIPATION PLAN
                                 (Proposal No. 2)

    On April 14, 1997, the Board of Directors unanimously adopted The 1997 Equity Participation Plan of The Spectranetics Corporation (the "Plan"), subject to approval by the Company's shareholders. The principal features of the Plan are summarized below; the summary is qualified in its entirety by reference to the Plan, which is attached as Appendix "A" to this Proxy Statement.

GENERAL

    The principal purposes of the Plan are to provide incentives for officers, employees and consultants of the Company and its subsidiaries through granting of options, stock appreciation rights ("SARs") and restricted stock (collectively, "Awards"), thereby stimulating their personal and active interest in the Company's development and financial success and inducing them to remain in the Company's employ. In addition to Awards made to officers, employees and consultants, the Plan permits the granting of options to the Company's non-employee directors ("Director Options") pursuant to a formula, as described in further detail below.

    No more than 2,500,000 shares of Common Stock of the Company are authorized for issuance upon exercise of options and SARs or upon vesting of restricted stock awards under the Plan. The shares available under the Plan upon exercise of options and SARs and for issuance as restricted stock may be either previously authorized but unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan and to outstanding grants thereunder (including acceleration of vesting in some instances) in the event of certain corporate transactions, a change in control of the Company or a recapitalization such as a stock split or stock dividend. If any portion of an option, SAR or other award terminates or lapses unexercised, or is canceled upon grant of a new option, SAR or other award (which may be at a higher or lower exercise price than the option, SAR or other award so canceled), the shares which were subject to the unexercised portion of such option, SAR or other award, will continue to be available for issuance under the Plan.

AWARDS UNDER THE PLAN TO DATE

    The following table sets forth certain information with respect to Awards pursuant to the Plan during 1997 to the following groups.

                           OPTION GRANT INFORMATION(1)

                                                                               POTENTIAL REALIZABLE
                                                                                 VALUE AT ASSUMED
                                                                               ANNUAL RATES OF STOCK
                                                                              PRICE APPRECIATION FOR
                                                                                   OPTION TERM(2)
                                                                              ----------------------
                                                           OPTIONS GRANTED
                    NAME OF GROUP                              (SHARES)          5%           10%
                    -------------                          ---------------    --------    ----------
All current executive officers as a group                         ----           ----         ----
All non-employee directors as a group                             ----           ----         ----
All employees (other than executive officers) as a group          ----           ----         ----

------------------

(1) Information regarding each Named Executive Officer is set forth in this Proxy Statement under "EXECUTIVE COMPENSATION." Future option grants or other grants to officers, employees and consultants under the Plan are made at the discretion of the Compensation Committee and are currently not determinable. Director Options are granted to the Company's independent non-employee directors pursuant to the formula set forth in the Plan, as described below.

(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future Common Stock price. Actual gains, if any, on option exercises are dependent upon the future financial performance of the Company, overall market conditions and the option holders' continued employment through the vesting period. This table does not take into account any appreciation in the price of the Common Stock from the date of grant to the date of this Proxy Statement other than the columns reflecting assumed rates of appreciation of 5% and 10%.

    The closing price of the Common Stock on February 28, 1997 was $3.688 per share.

ADMINISTRATION

    The Compensation Committee of the Board or another committee thereof (the "Committee") will administer the Plan with respect to grants to employees or consultants of the Company and the full Board will administer the Plan with respect to Director Options. The Committee will consist solely of two or more members of the Board, each of whom is a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3") and an "outside director" for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Subject to the terms and conditions of the Plan, the Board or Committee has the authority to select from among the eligible employees and consultants the individuals to whom Awards are to be made and to determine the number of shares to be subject thereto and the terms and conditions thereof. The Committee (and the Board) are also authorized to adopt, amend and rescind rules relating to the administration of the Plan.

ELIGIBILITY

    Options, SARs and restricted stock under the Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries. Such Awards also may be granted to consultants of the Company selected by the Board or Committee for participation in the Plan. Approximately 150 officers and other employees are eligible to participate in the Plan. Non-employee directors of the Company may only be granted Director Options by the Board.

AWARDS UNDER THE PLAN

    The Plan provides that the Committee may grant or issue stock options, SARs and restricted stock, or any combination thereof. Each Award will be set forth in a separate agreement with the person receiving the Award and will indicate the type, terms and conditions of the Award.

         NONQUALIFIED STOCK OPTIONS ("NQSOS") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than par value), and usually will become exercisable (in the discretion of the Board or Committee) in one or more installments after the grant date, subject to the participant's continued employment with the Company and/or subject to the satisfaction of individual or Company performance targets established by the Board or Committee. NQSOs may be granted for any term specified by the Board or Committee.

         DIRECTOR OPTIONS are NQSOs granted by the Board to non-employee directors of the Company pursuant to a formula. Under such formula, each person who becomes a non-employee director on or after the date of adoption of the Plan shall be granted on the date of his election or appointment an option to purchase 75,000 shares of Common Stock. Each non-employee director who has (i) received a grant pursuant to the Plan or pursuant to the Company's Stock Option Plan For Outside Directors (adopted by the Board on April 9, 1995) and (ii) served at least three years as a non-employee director shall be granted on the third anniversary of the date of such grant, and each third anniversary thereafter (so long as he is a non-employee director at the close of business on such date), an option to purchase an additional 75,000 shares of Common Stock. The exercise price of Director Options shall equal 100% of fair market value of a share of Common Stock on the grant date. Options granted to non-employee directors shall become exercisable on the following schedule: Beginning on the first anniversary of the date of grant, up to 33% of the shares covered by the option; beginning on the second anniversary of the date of grant, up to 66% of such shares; and beginning on the third anniversary of the date of grant, and thereafter until the earlier of expiration of the option's term or termination of the option in accordance with the Plan, up to 100% of such shares. The options will vest earlier upon the death or disability of such non-employee Director, upon an unsuccessful attempt by such non-employee Director to win re-election to the Board after nomination for election at the recommendation of the Board or upon the occurrence of certain corporate transactions or events involving a change in control of the Company, as more specifically provided in the Plan. If a non-employee director ceases to be a director of the Company for any reason other than death, disability, retirement from the Board or failure to be re-elected as a director following his or her nomination by the Board of Directors for re-election, he or she will have one year in which to exercise those options which have vested as of their termination as a director. If a non-employee director retires from the Board, he or she will have three years in which to exercise those options which have vested as of his or her retirement as a director. If a non-employee director ceases to be a director of the Company for reason of death, disability or failure to be re-elected as a director following his or her nomination by the Board of Directors for re-election, he or she (or his or her successor) will have three years to exercise 100% of the options previously granted to him or her under the Plan.

         INCENTIVE STOCK OPTIONS ("ISOS"), if granted, will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may be granted to employees only, must expire within a specified period of time following the Optionee's termination of employment, and must be exercised within the ten years after the date of grant; however, they may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

         STOCK APPRECIATION RIGHTS may be granted in connection with stock options or other Awards, or separately. SARs granted by the Board or Committee in connection with stock options or other awards typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option or other Awards, but alternatively may be based upon criteria such as book value. Except as required by Section 162(m) of the Code with respect to a SAR intended to qualify as performance-based compensation as described in Section 162(m) of the Code, there are no restrictions specified in the Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Board or Committee in the SAR agreements. The Board or Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

         RESTRICTED STOCK may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Board or Committee. Typically, restricted stock may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock, unlike recipients of options, will have voting rights and will receive dividends prior to the time when the restrictions lapse.

PAYMENT FOR SHARES

    The exercise or purchase price for all options, SAR and restricted stock together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock owned by the optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares to be purchased. The Committee may also provide, in the terms of an option or other right, that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award. This may also include services rendered, or the difference between the exercise price of presently-exercisable options and the fair market value of the Common Stock covered by such options on the date of exercise.

AMENDMENT AND TERMINATION

    Amendments to the Plan to increase the number of shares of Common Stock as to which options, SARs and restricted stock may be granted (except for adjustments resulting from stock splits and the like) require the approval of the Company's stockholders. In all other respects, the Plan can be amended, modified, suspended or terminated by the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No options or other awards under the Plan may be granted or awarded after June 9, 2007.

MISCELLANEOUS PROVISIONS

    The Plan specifies that the Company may make loans to Plan participants to enable them to exercise options, purchase shares or realize the benefits of other awards granted under the Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

    In consideration of receipt of an option, SAR or right to receive restricted stock, the employee or consultant must agree in the written agreement embodying such award to remain in the employ of, or to continue as a consultant for, the Company or a subsidiary of the Company for at least one year after the award is granted.

    The dates on which Awards under the Plan first become exercisable and on which they expire will be set forth in individual options or other agreements setting forth the terms of the Awards. Such agreements generally will provide that Awards expire upon termination of the optionee's status as an employee or consultant, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the grantee's retirement, death, disability or otherwise. Similarly, restricted stock granted under the Plan which has not vested generally will be subject to repurchase by the Company in the event of the grantee's termination of employment or consultancy, although the Committee may make exceptions, based on the reason for termination or on other factors, in the terms of an individual restricted stock agreement.

    No Award granted under the Plan may be assigned or transferred by the grantee, except by will or the laws of intestate succession, although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any Award, the Award may be exercised only by the holder.

    The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or SAR granted under the Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options or receipt of other awards, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

SECURITIES LAWS AND FEDERAL INCOME TAXES

    SECURITIES LAWS. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including without limitation Rule 16b-3. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

    GENERAL FEDERAL TAX CONSEQUENCES. The tax consequences of the Plan under current federal law are summarized in the following discussion which deals with the general tax principles applicable to the Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitation of Section 162(m) of the Code, as discussed in further detail below. Alternative minimum tax and state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

    NONQUALIFIED STOCK OPTIONS. For Federal income tax purposes, the recipient of NQSOs granted under the Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NQSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise. An optionee's basis for the stock for purposes of determining his gain or loss on his subsequent disposition of the shares generally will be the fair market value of the stock on the date of exercise of the NQSO.

    INCENTIVE STOCK OPTIONS. There is no taxable income to an employee when an ISO is granted to him or when that option is exercised; however, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an "item of tax preference" for the optionee. Gain realized by an optionee upon sale of stock issued on exercise of an ISO is taxable at capital gains rates, and no tax deduction is available to the Company, unless the optionee disposes of the shares within two years after the date of grant of the option or within one year of the date the shares were transferred to the optionee. In such event the difference between the option exercise price and the fair market value of the shares on the date of the option's exercise will be taxed at ordinary income rates, and the Company will be entitled to a deduction to the extent the employee must recognize ordinary income. An ISO exercised more than three months after an optionee's retirement from employment, other than by reason of death or disability, will be taxed as an NQSO, with the optionee deemed to have received income upon such exercise taxable at ordinary income rates. The Company will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

    STOCK APPRECIATION RIGHTS. No taxable income is realized upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received must be treated as compensation taxable as ordinary income to the recipient in the year of such exercise. The Company will be entitled to a deduction for compensation paid in the same amount which the recipient realized as ordinary income.

    RESTRICTED STOCK. An employee to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless in the case of restricted stock an election is made under
Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the employee will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor.
If an election is made under Section 83(b) with respect to restricted stock, the employee will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and the Company will be entitled to a deduction in the same amount.

    SECTION 162(m) LIMITATION. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation" established by an independent compensation committee which is adequately disclosed to, and approved by, stockholders. In particular, stock options and SARs will satisfy the "performance-based compensation" exception if the awards are made by a qualifying compensation committee, the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e., the option exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date).

    The Company generally intends to cause the Plan to be in compliance with the requirements of the performance-based compensation exclusion under Section 162(m), including option pricing requirements and requirements governing the administration of the Plan, so that the deductibility of compensation paid to top executives thereunder is not expected to be disallowed.

VOTE AND RECOMMENDATIONS

    The affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting is required to adopt the Plan. Abstentions as to this Proposal 2 will be treated as votes against Proposal 2. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 2 and will not be counted as votes for or against Proposal 2. Properly executed, unrevoked Proxies will be voted FOR Proposal 2 unless a vote against Proposal 2 or abstention is specifically indicated in the Proxy.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE PLAN.

            RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
                              (Proposal No. 3)

    Action is to be taken by the shareholders at the Meeting with respect to the ratification of the selection by the Company's Board of Directors, upon recommendation of the Audit Committee, of KPMG Peat Marwick LLP to be the independent auditors of the Company for the fiscal year ended December 31, 1997. KPMG Peat Marwick LLP has served as the Company's independent auditors since January 1985. KPMG Peat Marwick LLP does not have and has not had at any time any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Neither the Company, nor any officer, director, or associate of the Company, has any interest in KPMG Peat Marwick LLP.

    A representative of KPMG Peat Marwick LLP will be present at the Meeting and will have the opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF SUCH APPOINTMENT.

                               OTHER MATTERS

    The Board of Directors knows of no other matters, other than the matters set forth in this Proxy Statement to be considered at the Meeting. If, however, any other matters properly come before the Meeting or any adjournment or adjournments thereof, the persons named in the accompanying Proxy will vote such Proxy in accordance with their best judgment on any such matter. The persons named in the accompanying Proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the Meeting from time to time.

                  DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

    Shareholder proposals for inclusion in the Proxy Statement for the 1998 Annual Meeting of Shareholders must be received at the principal executive offices of the Company on or before December 15, 1997.


                                         BY ORDER OF THE BOARD OF DIRECTORS




                                         James P. McCluskey
                                         Secretary/Treasurer

Dated April 30, 1997


    PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED, AS IT WILL SAVE THE EXPENSE OF FURTHER MAILING.

                                 APPENDIX "A"

                     THE 1997 EQUITY PARTICIPATION PLAN
                                     OF
                       THE SPECTRANETICS CORPORATION


     The Spectranetics Corporation, a Delaware corporation, has adopted The
1997 Equity Participation Plan of The Spectranetics Corporation (the "Plan"), effective June 9, 1997, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

     The purposes of this Plan are as follows:

     (1) To provide an additional incentive for directors, Employees and consultants to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of directors, Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                  ARTICLE I.

                                 DEFINITIONS

     1.1. GENERAL. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2.  BOARD.  "Board" shall mean the Board of Directors of the Company.

     1.3. CHANGE IN CONTROL. "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

     (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's shareholders which the Board does not recommend such shareholders to accept; or

     (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     1.4. CODE. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.5. COMMITTEE. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in
Section 8.1.

     1.6. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $.001 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

     1.7. COMPANY. "Company" shall mean The Spectranetics Corporation, a Delaware corporation.

     1.8. CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

     (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

     (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

     (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.9.  DIRECTOR.  "Director" shall mean a member of the Board.

     1.10. EMPLOYEE. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.11. EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.12. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the closing price for the Common Stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee (or the Board, in the case of Options granted to Independent Directors) acting in good faith.

     1.13. GRANTEE. "Grantee" shall mean an Employee or consultant granted a Stock Appreciation Right under this Plan.

     1.14. INCENTIVE STOCK OPTION. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

     1.15. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.16. NON-QUALIFIED STOCK OPTION. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

     1.17. OPTION. "Option" shall mean a stock option granted under Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

     1.18. OPTIONEE. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

     1.19. PLAN. "Plan" shall mean The 1997 Equity Participation Plan of The Spectranetics Corporation.

     1.20. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.21. RESTRICTED STOCK. "Restricted Stock" shall mean Common Stock awarded under Article VI of this Plan.

     1.22. RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee or consultant granted an award of Restricted Stock under Article VI of this Plan.

     1.23. RULE 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.24. SECTION 162(m) PARTICIPANT. "Section 162(m) Participant" shall mean any Employee designated by the Committee as a Employee whose compensation for the fiscal year in which the Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.25. STOCK APPRECIATION RIGHT. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VII of this Plan.

     1.26. SUBSIDIARY. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.27. TERMINATION OF CONSULTANCY. "Termination of Consultancy" shall mean the time when the engagement of an Optionee, Grantee or Restricted Stockholder as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.28. TERMINATION OF DIRECTORSHIP. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

     1.29. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee, Grantee or Restricted Stockholder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; PROVIDED, HOWEVER, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                 ARTICLE II.

                            SHARES SUBJECT TO PLAN

     2.1. SHARES SUBJECT TO PLAN. The shares of stock subject to Options, awards of Restricted Stock or Stock Appreciation Rights shall be Common Stock, initially shares of the Company's Common Stock, par value $.001 per share. The aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards under the Plan shall not exceed Two Million Five Hundred (2,500,000). The shares of Common Stock issuable upon exercise of such options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS. If any Option, or other right to acquire shares of Common Stock under any other award under this Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash rather than Common Stock as permitted by this Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise for cash may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options or other awards which are adjusted pursuant to Section 9.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or Grantee or withheld by the Company upon the exercise of any Option or other award under this Plan, in payment of the exercise price thereof, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Grantee or repurchased by the Company pursuant to Section 6.6 hereof, such share may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this
Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                               ARTICLE III.

                           GRANTING OF OPTIONS

     3.1. ELIGIBILITY. Any Employee or consultant selected by the Committee pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.
Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Sections 3.4(d) and (e).

     3.2. DISQUALIFICATION FOR STOCK OWNERSHIP. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     3.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS. No Incentive Stock Option shall be granted to any person who is not an Employee.

     3.4.  GRANTING OF OPTIONS.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

           (i) Determine which Employees or consultants (including Employees or consultants who have previously received Options or other awards under this Plan) in its opinion should be granted Options;

           (ii) Determine the number of shares to be subject to such Options granted to the selected Employees or consultants;

           (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
Section 162(m)(4)(C) of the Code; and

           (iv) Determine the terms and conditions of such Options, consistent with this Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of an Employee or consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, Stock Appreciation Rights or other rights which have been previously granted to him under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

     (d) Each person who becomes an Independent Director shall be granted on the date of his election or appointment as an Independent Director an Option to purchase 75,000 shares of Common Stock.

     (e)  Each Independent Director who has (i) received a grant pursuant to
Section 3.4(d) or pursuant to the Company's Stock Option Plan For Outside Directors which was adopted by the Board on April 19, 1995 and (ii) served at least three years as an Independent Director shall be granted on the third anniversary of the date of such grant, and each third anniversary thereafter (so long as he is an Independent Director at the close of business on such date), an Option to purchase an additional 75,000 shares of Common Stock.

                               ARTICLE IV.

                             TERMS OF OPTIONS

     4.1. OPTION AGREEMENT. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board, in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

     4.2. OPTION PRICE. The price per share of the shares subject to each Option shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and (i) in the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; (ii) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code) such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted; and (iii) in the case of Options granted to Independent Directors, such price shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     4.3. OPTION TERM. The term of an Option shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, (i) in the case of Options granted to Independent Directors, the term shall be ten (10) years from the date the Option is granted, without variation or acceleration hereunder except as provided in Sections 4.4 and 9.3 and subject to Section 5.6, and (ii) in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

     4.4.  OPTION VESTING.

     (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors shall become exercisable on the following schedule: Beginning on the first anniversary of the date of grant, up to 33% of the shares covered by the Option; beginning on the second anniversary of the date of grant, up to 66% of such shares; and beginning on the third anniversary of the date of grant, up to 100% of such shares, without variation or acceleration hereunder except as provided in this Section 4.4 and Section 9.3. Notwithstanding the foregoing, an Option held by an Independent Director shall become immediately exercisable in full upon the death or disability of such Independent Director or upon an unsuccessful attempt by such Independent Director to win re-election to the Board after nomination for election at the recommendation of the Board. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

     (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee in the case of Options granted to Employees or consultants either in the Stock Option Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this
Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     4.5. CONSIDERATION. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of shareholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.

                                  ARTICLE V.

                             EXERCISE OF OPTIONS

     5.1. PARTIAL EXERCISE. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee (or the Board, in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     5.2. MANNER OF EXERCISE. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

     (a) A written notice complying with the applicable rules established by the Committee (or the Board, in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

     (b) Such representations and documents as the Committee (or the Board, in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee or Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

     (c)   In the event that the Option shall be exercised pursuant to
Section 9.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

     (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board, in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty
(30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee or the Board;
(vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; or
(vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee (or the Board, in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     5.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or Board shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or Board, in the case of Options granted to Independent Directors) shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee (or Board, in the case of Options granted to Independent Directors) may establish from time to time for reasons of administrative convenience; and

     (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

     5.4. RIGHTS AS STOCKHOLDERS. The holders of Options shall not be, nor have any of the rights or privileges of, shareholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

     5.5. OWNERSHIP AND TRANSFER RESTRICTIONS. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

     5.6. LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

     (a) The expiration of three (3) years from the date of the Optionee's death;

     (b) the expiration of three (3) years from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

     (c) the expiration of three (3) years from the date of the Optionee's retirement from the Board or an unsuccessful attempt to win re-election to the Board after nomination for election at the recommendation of the Board;

     (d) the expiration of twelve (12) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death, his permanent and total disability, retirement from the Board or an unsuccessful attempt to win re-election to the Board after nomination for election at the recommendation of the Board; or

     (e) The expiration of ten (10) years from the date the Option was granted.

                                  ARTICLE VI.

                          AWARD OF RESTRICTED STOCK

     6.1.  AWARD OF RESTRICTED STOCK.

     (a)   The Committee may from time to time, in its absolute discretion:

     (b) Select from among the Employees or consultants (including Employees or consultants who have previously received other awards under this
Plan) such of them as in its opinion should be awarded Restricted Stock; and

     (c) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

     (d) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (e) Upon the selection of a Employee or consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     6.2. RESTRICTED STOCK AGREEMENT. Restricted Stock shall be issued only pursuant to a written Restricted Stock Agreement, which shall be executed by the selected Employee or consultant and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

     6.3. CONSIDERATION. As consideration for the issuance of Restricted Stock, in addition to payment of any purchase price, the Restricted Stockholder shall agree, in the written Restricted Stock Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Restricted Stock is issued (or such shorter period as may be fixed in the Restricted Stock Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Restricted Stock Agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Restricted Stockholder at any time for any reason whatsoever, with or without good cause.

     6.4. RIGHTS AS STOCKHOLDERS. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 6.7, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 6.5.

     6.5. RESTRICTIONS. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Restricted Stock Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, FURTHER, that by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Unless provided otherwise by the Committee, if no consideration was paid by the Restricted Stockholder upon issuance, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company.

     6.6. REPURCHASE OF RESTRICTED STOCK. The Committee shall provide in the terms of each individual Restricted Stock Agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Restricted Stockholder and the Company, at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; PROVIDED, HOWEVER, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company or because of the Restricted Stockholder's retirement, death or disability, or otherwise.

     6.7. ESCROW. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     6.8. LEGEND. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     6.9.  PROVISIONS APPLICABLE TO SECTION 162(m) PARTICIPANTS.

     (a) Notwithstanding anything in the Plan to the contrary, the Committee may grant Restricted Stock awards to a Section 162(m) Participant that vest upon the attainment of performance targets for the Company which are related to one or more of the following performance goals: (i) pre-tax income, (ii) operating income, (iii) cash flow, (iv) earnings per share, (v) return on equity, (vi) return on invested capital or assets and (vii) cost reductions or savings.

     (b) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to Restricted Stock which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the performance goal or goals applicable to the fiscal year or other designated fiscal period, (iii) establish the various targets and bonus amounts which may be earned for such fiscal year or other designated fiscal period and (iv) specify the relationship between performance goals and targets and the amounts to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period. Following the completion of each fiscal year or other designated fiscal period, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period.

                                 ARTICLE VII.

                           STOCK APPRECIATION RIGHTS

     7.1. GRANT OF STOCK APPRECIATION RIGHTS. A Stock Appreciation Right may be granted to any Employee or consultant selected by the Committee. A Stock Appreciation Right may be granted (i) in connection and simultaneously with the grant of an Option, (ii) with respect to a previously granted Option, or (iii) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with this Plan as the Committee shall impose and shall be evidenced by a written Stock Appreciation Right Agreement, which shall be executed by the Grantee and an authorized officer of the Company. The Committee, in its discretion, may determine whether a Stock Appreciation Right is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code and Stock Appreciation Right Agreements evidencing Stock Appreciation Rights intended to so qualify shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Without limiting the generality of the foregoing, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition of the grant of a Stock Appreciation Right to an Employee or consultant that the Employee or consultant surrender for cancellation some or all of the unexercised Options, awards of Restricted Stock, Stock Appreciation Rights or other rights which have been previously granted to him under this Plan or otherwise. A Stock Appreciation Right, the grant of which is conditioned upon such surrender, may have an exercise price lower (or higher) than the exercise price of the surrendered Option or other award, may cover the same
(or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

     7.2.  COUPLED STOCK APPRECIATION RIGHTS.

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Grantee for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Grantee (or other person entitled to exercise the Option pursuant to this Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     7.3.  INDEPENDENT STOCK APPRECIATION RIGHTS.

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to
Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Grantee is an Employee or consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a change in control of the Company, or because of the Grantee's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Grantee (or other person entitled to exercise the ISAR pursuant to this Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     7.4.  PAYMENT AND LIMITATIONS ON EXERCISE.

     (a) Payment of the amount determined under Section 7.2(c) and 7.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock it shall be made subject to satisfaction of all provisions of Section 5.3 above pertaining to Options.

     (b) Grantees of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Board or Committee.

     7.5. CONSIDERATION. In consideration of the granting of a Stock Appreciation Right, the Grantee shall agree, in the written Stock Appreciation Right Agreement, to remain in the employ of, or to consult for, the Company or any Subsidiary for a period of at least one year after the Stock Appreciation Right is granted (or such shorter period as may be fixed in the Stock Appreciation Right Agreement or by action of the Committee following grant of the Restricted Stock). Nothing in this Plan or in any Stock Appreciation Right Agreement hereunder shall confer on any Grantee any right to continue in the employ of, or as a consultant for, the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Grantee at any time for any reason whatsoever, with or without good cause.

                                ARTICLE VIII.

                               ADMINISTRATION

     8.1. COMPENSATION COMMITTEE. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     8.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options, awards of Restricted Stock or Stock Appreciation Rights are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or
Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     8.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     8.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, Options, awards of Restricted Stock or Stock Appreciation Rights and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                                  ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

     9.1. NOT TRANSFERABLE. Options, Restricted Stock awards or Stock Appreciation Rights under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such rights or awards have been exercised, or the shares underlying such rights or awards have been issued, and all restrictions applicable to such shares have lapsed. No Option, Restricted Stock award or Stock Appreciation Right or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     During the lifetime of the Optionee or Grantee, only he may exercise an Option or other right or award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a QDRO. After the death of the Optionee or Grantee, any exercisable portion of an Option or other right or award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's or Grantee's will or under the then applicable laws of descent and distribution.

     9.2. AMENDMENT, SUSPENSION OR TERMINATION OF THIS PLAN. Except as otherwise provided in this Section 9.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's shareholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 9.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, Restricted Stock awards or Stock Appreciation Rights alter or impair any rights or obligations under any Options, Restricted Stock awards or Stock Appreciation Rights theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options, Restricted Stock or Stock Appreciation Rights may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

     (a) The expiration of ten years from the date the Plan is adopted by the Board; or

     (b) The expiration of ten years from the date the Plan is approved by the Company's shareholders under Section 9.4.

     9.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

     (a) Subject to Section 9.3(e), in the event that the Committee (or the Board, in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction or Change in Control), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, Restricted Stock award or Stock Appreciation Right then the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of

           (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, or Stock Appreciation Rights may be granted under the Plan, or which may be granted as Restricted Stock (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

           (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options or Stock Appreciation Rights and in the number and kind of shares of outstanding Restricted Stock, and

           (iii) the grant or exercise price with respect to any Option or Stock Appreciation Right.

     (b) Subject to Sections 9.3(b)(vii) and 9.3(e), in the event of any Corporate Transaction, Change in Control or other transaction or event described in Section 9.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board, in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one or more of the following actions whenever the Committee (or the Board, in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option, right or other award under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

           (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the optionee's request, for either the purchase of any such Option, Stock Appreciation Right or any Restricted Stock for an amount of cash equal to the amount that could have been attained upon the exercise of such option, right or award or realization of the optionee's rights had such option, right or award been currently exercisable or payable or fully vested or the replacement of such option, right or award with other rights or property selected by the Committee (or the Board, in the case of Options granted to Independent Directors) in its sole discretion;

           (ii) In its sole and absolute discretion, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Stock Appreciation Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

           (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Stock Appreciation Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such option, right or award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option, Stock Appreciation Right or Restricted Stock;

           (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may provide, either by the terms of such Option, Stock Appreciation Right or Restricted Stock or by action taken prior to the occurrence of such transaction or event, that upon such event, such option, right or award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

           (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board, in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options or Stock Appreciation Rights and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

           (vi) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of a Restricted Stock award or by action taken prior to the occurrence of such event that, for a specified period of time prior to such event, the restrictions imposed under a Restricted Stock Agreement upon some or all shares of Restricted Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 6.6 or forfeiture under Section 6.5 after such event; and

           (vii) None of the foregoing discretionary actions taken under
Section 9.3(b) shall be permitted with respect to Options granted under Sections 3.4(d) and (e) to Independent Directors to the extent that such discretion would be inconsistent with applicable exemptive conditions of Rule 16b-3.

     (c) In the event of a Change in Control or a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 9.3(b)(iii) above, each Option granted to an Independent Director shall, immediately prior to the effective date of the Corporate Transaction or Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully vested shares of Common Stock.

     (d) Subject to Section 9.3(e) and 9.8, the Committee (or the Board, in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option, Stock Appreciation Right or Restricted Stock agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (e) With respect to Options and Stock Appreciation Rights which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 9.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option or stock appreciation right to fail to so qualify under Section 162(m)(4)(C), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board, in the case of Options granted to Independent Directors) determines that the option or other award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any option, right or award shall always be rounded to the next whole number.

     9.4. APPROVAL OF PLAN BY STOCKHOLDERS. This Plan will be submitted for the approval of the Company's shareholders within twelve months after the date of the Board's initial adoption of this Plan. Options and Stock Appreciation Rights may be awarded prior to such stockholder approval, provided that such Options and Stock Appreciation Rights shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the shareholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options and Stock Appreciation Rights previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be canceled and become null and void.

     9.5. TAX WITHHOLDING. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option, Restricted Stock or Stock Appreciation Right. The Committee (or the Board, in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option or other award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     9.6. LOANS. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Option or Stock Appreciation Right granted under this Plan or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

     9.7. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board, in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Options or other awards made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of the award, or upon the receipt or resale of any Common Stock underlying such award, must be paid to the Company, and (ii) the award shall terminate and any unexercised portion of such award (whether or not vested) shall be forfeited, if (a) a Termination of Employment, Termination of Consultancy or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the award, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

     9.8. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS AND PERFORMANCE-BASED COMPENSATION. Notwithstanding any other provision of this Plan, this Plan, and any Option or Stock Appreciation Right granted, or Restricted Stock awarded, to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan, Options, Stock Appreciation Rights and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option or Stock Appreciation Right which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

     9.9. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     9.10. COMPLIANCE WITH LAWS. This Plan, the granting and vesting of Options, Restricted Stock awards and Stock Appreciation Rights under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options, Stock Appreciation Rights or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Restricted Stock awards, and Stock Appreciation Rights granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     9.11. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

     9.12. GOVERNING LAW. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Colorado without regard to conflicts of laws thereof.

                                    *  *  *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of The Spectranetics Corporation on April 14, 1997.

     Executed on this ____ day of _______________, 1997.


                                            -----------------------------------
                                                    James P. McCluskey,
                                                    Secretary/Treasurer

                                 SPECTRANETICS
                               96 TALAMINE COURT
                           COLORADO SPRINGS, CO 80907

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Joseph A. Largey and James P. McCluskey, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of The Spectranetics Corporation held of record by the undersigned on April 21, 1997, or with respect to which the undersigned is otherwise entitled to vote or act, at the Annual Meeting of Shareholders to be held on June 9, 1997, or any adjournment thereof.

1.   Election of Directors
     / /  FOR the nominees listed below   / /  WITHHOLD AUTHORITY to vote for
          (except as marked to                 the nominees
          the contrary below, see              listed below.
          instructions).
                     Joseph A. Largey and James A. Lent

2.   Proposal to approve the Company's 1997 Equity Participation Plan.

     / /  FOR    / /  AGAINST    / / ABSTAIN

3.   Proposal to ratify the
     appointment of KPMG Peat Marwick
     LLP as independent auditors for
     the current fiscal year.

     / /  FOR    / /  AGAINST    / / ABSTAIN

                         (PLEASE SIGN ON REVERSE SIDE)

In their discretion, the Proxies are authorized to vote upon such business as may properly come before the meeting or any adjournment thereof, upon matters incident to the conduct of the meeting and upon the election of substituted nominees for Director designated by the Board of Directors if the person named in Proposal 1 above is unable to serve as a Director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPSOSALS 1, 2 AND 3.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IN THE ABSENCE OF INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3.

                                Receipt of Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated: --------------------------- , 1997

                                ---------------------------------------------
                                Signature of Shareholder

                                ---------------------------------------------
                                Signature if held jointly

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.